Exhibit 99.1

Contacts:
Julie Prozeller – Analysts/Investors
Financial Dynamics
212-850-5721
alliancedata@fd.com

Shelley Whiddon – Media
Alliance Data
214.494.3811
Shelley.whiddon@alliancedata.com

ALLIANCE DATA’S LOYALTYONE BUSINESS FURTHERS INTERNATIONAL EXPANSION THROUGH STRATEGIC PARTNERSHIP WITH DIREXIONS, INDIA’S ONLY FULL-SERVICE LOYALTY MARKETING AGENCY

LoyaltyOne, Inc. Acquires 26% Interest in Direxions Global Solutions Private Limited; Partnership to Explore Loyalty Program Opportunities in India

DALLAS, Texas (July 19th, 2011) – Alliance Data Systems Corporation (NYSE: ADS), a leading provider of loyalty and marketing solutions derived from transaction-rich data, announced that its LoyaltyOne business has expanded its global reach into India with a strategic financial and management investment in Direxions Global Solutions Private Ltd., a leading loyalty, customer relationship management (CRM) solutions and data analytics company with a roster of blue chip clients including India Fortune 100 companies.

Direxions Global Solutions Private Limited comprises three businesses: Direxions Marketing Solutions, a full-service agency and India’s market leader offering loyalty and relationship marketing solutions; Cartesian Consulting, a precision marketing consultancy, which provides analytic solutions including customer, loyalty, retail, campaign and channel analytics; and Red Box Rewards, which provides full-service rewards, point-based loyalty programs and incentive programs for businesses throughout India.

LoyaltyOne is a global provider of loyalty strategies and programs, customer analytics and relationship marketing services. It owns and operates the AIR MILES® Reward Program, a nationwide coalition loyalty program in Canada, and recently announced the launch of a national rollout of a coalition loyalty program in Brazil, in which LoyaltyOne also has a sizeable equity stake.  LoyaltyOne’s strategic partnership with Direxions is in keeping with its global expansion strategy to identify geographies where loyalty initiatives and coalition loyalty models can be replicated successfully with potential for significant long-term growth.

Similar to its approach in Brazil with the equity stake in CBSM (Companhia Brasileira De Servicos De Marketing (Dotz)), LoyaltyOne will work closely with Direxions to explore a coalition concept model similar to both LoyaltyOne’s established and globally-recognized Canadian AIR MILES Reward Program and the quickly expanding and successful dotz program in Brazil. The partnership will also continue to offer leading-edge, one-to-one multi-channel marketing services to India’s consumer-focused companies (retail, financial services, travel, consumer packaged goods), leveraging the combined efforts, knowledge and experience of Direxions and LoyaltyOne.

“Our investment in, and partnership with, Direxions represents a significant opportunity for LoyaltyOne to enter the Indo-Asian market and achieve success in one of the world’s fastest growing consumer markets,” said Bryan Pearson, president of LoyaltyOne. “We will leverage Direxions’ thought leadership, unparalleled expertise, significant experience and pioneering work with leading Indian and international brands, and businesses to continue to deliver significant consumer and client value within India, as well as a viable return for Alliance Data.”

With an estimated total population of 1.3 billion people, India is the second-most populous country in the world and the world's 12th largest economy. It has a rapidly growing middle class of more than 50 million people. Global estimates suggest that the middle class is expected to grow ten-fold by 2025.

While specific financial terms of the agreement were not disclosed, LoyaltyOne secured its equity stake for an investment of less than $5 million, with an option to increase its ownership stake and financial investment gradually, similar to its strategy in Brazil.

“We are happy to partner with LoyaltyOne and see a significant opportunity in the rapidly burgeoning Indo-Asian market for the combined entity," said Brian Almeida, managing director, Direxions Global Solutions Private Limited. "With considerable experience in the loyalty sector, particularly stand alone loyalty programs and customer data analytics, Direxions offers the capabilities, a solid talent pool in this market and local knowledge to form a strong partnership with LoyaltyOne.  Together, our combined competencies, capabilities and expertise in coalition loyalty programs, analytics and CRM position us as unparalleled leaders in this space.”

About Alliance Data

Alliance Data® (NYSE:ADS) and its combined businesses is North America’s largest and most comprehensive provider of transaction-based, data-driven marketing and loyalty solutions serving large, consumer-based industries. The Company creates and deploys customized solutions, enhancing the critical customer marketing experience; the result is measurably changing consumer behavior while driving business growth and profitability for some of today’s most recognizable brands. Alliance Data helps its clients create and increase customer loyalty through solutions that engage millions of customers each day across multiple touch points using traditional, digital, mobile and other emerging technologies. Headquartered in Dallas, Alliance Data employs approximately 8,500 associates at more than 50 locations worldwide.

Alliance Data is a leading provider of marketing-driven credit solutions, and is the parent company of Epsilon®, a leading provider of multi-channel, data-driven technologies and marketing services, and LoyaltyOne®, which owns and operates the AIR MILES® Reward Program, Canada’s premier coalition loyalty program. For more information about the company, visit our web site, www.AllianceData.com, or you can follow us on Twitter at www.Twitter.com/AllianceData.

About LoyaltyOne

LoyaltyOne is a global provider of loyalty strategy and programs, customer analytics and relationship marketing services. Its roster of clients includes leading businesses and brands in multiple sectors such as retail, banking, manufacturing, government, natural resources and utilities. LoyaltyOne businesses include Canada's AIR MILES Reward Program - North America's premier coalition loyalty program, COLLOQUY, Precima, LoyaltyOne Consulting and Direct Antidote. LoyaltyOne's industry-leading associates, practical experience and proven capabilities set the benchmark of thought leadership in the loyalty marketplace. Toronto-based LoyaltyOne is an Alliance Data company. For more information, visit www.loyalty.com.

About Direxions Marketing Solutions Private Limited

Direxions Marketing Solutions Private Ltd along with its businesses Cartesian and Red Box offer cutting-edge direct and integrated marketing solutions to companies desiring to acquire, retain and build relationships with customers, distribution and sales channels or employees. Designing, launching and implementing some of the biggest loyalty programs in the airline, hospitality and retail space, today Direxions continues to work with some of India's leading brands in retail, telecom, banking, consumer packaged goods and healthcare. With a pan-India presence, Direxions has built a strong practice in the Direct Marketing, relationship and loyalty industry in the country. For more information, visit www.direxions.com.

Alliance Data’s Safe Harbor Statement/Forward Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project” and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management’s beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including the anticipated effects of the CARD Act, potential effects of the Epsilon data theft incident, and those discussed in our filings with the Securities and Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation’s business which are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company’s Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company’s most recent Form 10-K.

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